AUGUST 11, 2020

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED FEBRUARY 28, 2020, as supplemented may 7, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.	Effective after the close of business on July 24, 2020, The Hartford Quality Bond Fund was reorganized into The Hartford Total Return Bond Fund pursuant to an Agreement and Plan of Reorganization. Accordingly, all references to The Hartford Quality Bond Fund and Quality Bond Fund are deleted in their entirety.

2.	Under the heading “Investment Risks,” the “X” next to “Asset Allocation Risk” for International Growth Fund is deleted in the risk table and an “X” is added next to “Sector Risk” for International Growth Fund in the risk table.

3.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – MANAGEMENT FEES,” the management fee schedule for the High Yield Fund is deleted in its entirety and the following is added:

High Yield Fund (from November 1, 2019 through August 31, 2020)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $500 million	0.6000%
Next $1.5 billion	0.5950%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

High Yield Fund (effective September 1, 2020)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.5000%
Next $4 billion	0.4500%
Next $5 billion	0.4400%
Amount Over $10 billion	0.4350%

4.	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information is added under Balanced Retirement Fund:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Balanced Retirement Fund
Lutz-Peter Wilke*
Other Registered Investment Companies	1	$874	0	$0
Other Pooled Investment Vehicles	2	$120	0	$0
Other Accounts	0	$0	0	$0

* Information as of June 30, 2020

5.	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information is added:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Lutz-Peter Wilke*	Balanced Retirement Fund	None

* Mr. Wilke became a portfolio manager to the Balanced Retirement Fund effective August 11, 2020. The information for Mr. Wilke is as of June 30, 2020.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.